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                                EXHIBIT 10.9.2


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                    JOINT UNANIMOUS WRITTEN CONSENT
                                OF THE
                      SHAREHOLDERS AND DIRECTORS
                                  OF
                    STRATEGIC HOLDINGS CORPORATION
                         A FLORIDA CORPORATION


PURSUANT TO SECTIONS 607.0704 AND 607.0821, FLORIDA STATUTES, the undersigned being all of the Shareholders and the Directors of STRATEGIC HOLDING CORPORATION., a Florida corporation (the "Corporation"), hereby take the following actions in lieu of a meeting;

              BORROWING FROM UNITED PETROLEUM CORPORATION

    RESOLVED, that the form, terms and provisions of that certain $10,776,660.90 promissory note to be executed by the Corporation in favor of United Petroleum Corporation having been submitted to the Shareholders and the Directors of the Corporation, and each of them, be and they hereby are, in all respects, ratified, approved, confirmed and adopted by the Corporation in favor of United Petroleum Corporation having been submitted to the Shareholders and the Directors of the Corporation, and each of them, be and they hereby are, in all respects, ratified, approved, confirmed and adopted by the Corporation;

    RESOLVED FURTHER, that the appropriate officers of the Corporation (including the President, the Secretary and any designated officer of the Corporation), and each of them, with full power to act without any other, be and they hereby are, authorized and directed to execute and deliver in the name and on behalf of the Corporation, the promissory note, with such changes therein and modifications thereof and additions thereto as the officers signing the same shall deem advisable, such determination to be conclusively evidenced by their execution thereof;

    RESOLVED FURTHER, That upon such execution of the promissory note by such duly authorized officers of the Corporation, such promissory note shall conclusively be deemed to be the valid, binding and enforceable of the Corporation.

                           GENERAL AUTHORITY

    RESOLVED, that the President and the Secretary of the Corporation and any other designated officer of the Corporation, and each of them, be and they hereby are, authorized and directed to take or cause to be taken all such further actions and to execute all such further instruments and documents in the name and on behalf of the Corporation and under its corporate seal or otherwise, and to pay all such expenses as in their judgment shall be necessary, proper or advisable in order to fully carry out the intent and accomplish the purposes of the foregoing resolutions, and each of them.

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    RESOLVED FURTHER, that any and all actions heretofore taken or caused to be taken by the officers of the Corporation, consistent with the tenor and import of the foregoing resolutions, are hereby ratified, approved, confirmed and adopted in all respects.

    THE ACTIONS taken pursuant to this Joint Unanimous Written Consent shall have the same effect as actions taken at duly called, properly noticed and validly constituted meeting of the Corporation's
Shareholders and Sole Director, respectively.

    THE JOINT UNANIMOUS WRITTEN CONSENT may be executed and delivered in one or more counterparts, each of which shall be deemed to be an original, and all of which taken together shall be considered on instrument. Written consents delivered hereunder may be delivered by telecopy or other facsimile transmission.

    IN WITNESS WHEREOF, the undersigned, being all of the Shareholders and the Directors of the Corporation, have executed this Joint Unanimous Written Consent as of the _____ day of October 1996.

SHAREHOLDERS                            DIRECTORS
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